UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

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Filed by a Party other than the Registrant   ☒

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☒           Preliminary Proxy Statement

☐           Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

☐           Definitive Proxy Statement

☐          Definitive Additional Materials

☐           Soliciting Material Under Rule 14a-12

CSW INDUSTRIALS, INC.
(Name of Registrant as Specified in Its Charter)

NEWTYN PARTNERS, LP NEWTYN TE PARTNERS, LP NEWTYN MANAGEMENT, LLC NEWTYN CAPITAL PARTNERS, LP LEDO CAPITAL, LLC NOAH LEVY SPRINGDALE CAPITAL, LLC YEVGENY NEGINSKY
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently vaild OMB control number.

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED JULY 11, 2016

NEWTYN PARTNERS, LP

___________________, 2016

Dear Fellow CSWI Stockholder:

Newtyn Partners, LP (together with its affiliates, “Newtyn” or “we”) and the participants in this solicitation are the beneficial owners of an aggregate of 1,397,280 shares of common stock, par value $0.01 per share (the “Common Stock”), of  CSW Industrials, Inc., a Delaware corporation (“CSWI” or the “Company”).  We are seeking your support to elect Yevgeny Neginsky to the Company’s Board of Directors (the “Board”) because we believe that the Board will benefit from an additional director of the caliber and with the experience of Mr. Neginsky.  Apart from CSWI’s Chairman and CEO, Joseph B. Armes, Mr. Neginsky beneficially owns through Springdale Capital, LLC more shares of the Company than any director or executive officer.  If elected, Mr. Neginsky is committed to representing the best interests of all CSWI stockholders. We are seeking your support for the election of our one nominee at CSWI’s annual meeting of stockholders scheduled to be held at Hilton Dallas Lincoln Centre, 5410 Lyndon B. Johnson Freeway on Monday, August 8, 2016 beginning at 10:00 a.m., local time (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”).

Our interests are fully aligned with the interests of all CSWI stockholders. We believe there is significant value to be realized at CSWI.  However, we are concerned that the Board is not taking the appropriate action to execute upon the opportunities that we believe are available to drive stockholder value.  Given the Company’s significant undervaluation under the oversight of the current Board, we strongly believe that stockholders require new representation on the Board to ensure that the directors take the necessary steps for the Company’s stockholders to realize the full value of their investment.

The Board is currently composed of five (5) directors, only one (1) of whom is up for election at the Annual Meeting given the classified structure of the Board.  Through the attached Proxy Statement, we are soliciting proxies to elect our one (1) nominee, Mr. Neginsky, in opposition to the one (1) director candidate nominated for election by the Company.  The name, background and qualification of the Company’s nominee, and other information about him, can be found in the Company’s proxy statement. Your vote to elect our nominee will have the legal effect of replacing one incumbent director with our nominee.  If elected, our nominee will constitute a minority on the Board and there can be no guarantee that our nominee will be able to implement the actions that he believes are necessary to unlock stockholder value.

We urge you to carefully consider the information contained in the attached Proxy Statement and then support our efforts by signing, dating and returning the enclosed [COLOR] proxy card today.  The attached Proxy Statement and the enclosed [COLOR] proxy card are first being furnished to the stockholders on or about ____________, 2016.

If you have already voted for the incumbent management slate, you have every right to change your vote by signing, dating and returning a later dated [COLOR] proxy card or by voting in person at the Annual Meeting.

If you have any questions or require any assistance with your vote, please contact Okapi Partners LLC which is assisting us, at its address and toll-free numbers listed below.

Thank you for your support,

/s/ Noah G. Levy

Noah G. Levy
Newtyn Partners, LP

If you have any questions, require assistance in voting your [COLOR] proxy card, or need additional copies of Newtyn’s proxy materials,
please contact Okapi Partners at the phone numbers or email listed below.

OKAPI PARTNERS LLC
1212 Avenue of the Americas, 24th Floor
New York, NY 10036
(212) 297-0720
Stockholders Call Toll-Free at: (877) 259-6290

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED JULY 11, 2016

2016 ANNUAL MEETING OF STOCKHOLDERS
OF
CSW INDUSTRIALS, INC.
_________________________

PROXY STATEMENT
OF
NEWTYN PARTNERS, LP
_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED [COLOR] PROXY CARD TODAY

Newtyn Partners, LP (“NP”), Newtyn TE Partners, LP (“NTE”), Newtyn Management, LLC (“NM”), Newtyn Capital Partners, LP (“NCP”), Ledo Capital, LLC (“Ledo”), Noah Levy, Springdale Capital, LLC (“Springdale”) and Yevgeny Neginsky (collectively, “Newtyn” or “we”) are significant stockholders of CSW Industrials, Inc., a Delaware corporation (“CSWI” or the “Company”), who, together with the other participants in this solicitation, beneficially own 1,397,280 shares of common stock, par value $0.10 per share (the “Common Stock”), of the Company. We have nominated a director who we believe has a strong, relevant background and who is committed to representing the best interests of all stockholders in the boardroom.  We are seeking your support at the annual meeting of stockholders scheduled to be held at Hilton Dallas Lincoln Centre, 5410 Lyndon B. Johnson Freeway on Monday, August 8, 2016 beginning at 10:00 a.m., local time (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”) to elect Newtyn’s director nominee, Yevgeny Neginsky (the “Nominee”), to the Board as a director to serve until the 2019 annual meeting of stockholders and until his successor is duly elected and qualified.

The other matters that will be voted on by stockholders at the Annual Meeting include:

1.	An advisory “say on pay” vote on the compensation of the Company’s named executive officers;

2.	An advisory vote on the frequency with which an advisory “say on pay” vote should be presented to the Company’s stockholders;

3.	Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2017; and

4.	The transaction of such other business as may properly come before the Annual Meeting or any adjournment thereof.

This Proxy Statement is soliciting proxies only to elect our Nominee.  As of the date hereof, the members of Newtyn and the Nominee collectively own 1,397,280 shares of Common Stock (the “Newtyn Group Shares”).  We intend to vote the Newtyn Group Shares FOR the election of the Nominee, AGAINST the approval of the compensation of the Company’s named executive officers, 1 YEAR with respect to the frequency of executive compensation votes and FOR the ratification of the appointment of Grant Thornton LLP as the independent registered public accounting firm of the Company for the fiscal year ending March 31, 2017, as described herein.

The Company has set the close of business on June 20, 2016 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”).  The mailing address of the principal executive offices of the Company is 5420 Lyndon B. Johnson Freeway, Suite 500, Dallas, Texas.  Stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting.  According to the Company, as of the Record Date, there were 15,718,188 shares of Common Stock outstanding.

We urge you to carefully consider the information contained in the attached Proxy Statement and then support our efforts by signing, dating and returning the enclosed [COLOR] proxy card today.  The attached Proxy Statement and the enclosed [COLOR] proxy card are first being furnished to the stockholders on or about ____________, 2016.

THIS SOLICITATION IS BEING MADE BY NEWTYN AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF THE COMPANY.  WE ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS SET FORTH IN THIS PROXY STATEMENT.  SHOULD OTHER MATTERS, WHICH NEWTYN IS NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED [COLOR] PROXY CARD WILL VOTE ON SUCH MATTERS IN OUR DISCRETION.

NEWTYN URGES YOU TO SIGN, DATE AND RETURN THE [COLOR] PROXY CARD IN FAVOR OF THE ELECTION OF THE NOMINEE.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT BY SIGNING, DATING AND RETURNING THE ENCLOSED [COLOR] PROXY CARD.  THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS.  ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting—This Proxy Statement and our [COLOR] proxy card are available at

[_______________________]

IMPORTANT

Your vote is important, no matter how few shares of Common Stock you own.  Newtyn urges you to sign, date, and return the enclosed [COLOR] proxy card today to vote FOR the election of the Nominees and in accordance with Newtyn’s recommendations on the other proposals on the agenda for the Annual Meeting.

•
If your shares of Common Stock are registered in your own name, please sign and date the enclosed [COLOR] proxy card and return it to Newtyn, c/o Okapi Partners LLC in the enclosed postage-paid envelope today.

•
If your shares of Common Stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a [COLOR] voting form, are being forwarded to you by your broker or bank.  As a beneficial owner, you must instruct your broker, trustee or other representative how to vote.  Your broker cannot vote your shares of Common Stock on your behalf without your instructions.

•
Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet.  Please refer to the enclosed voting form for instructions on how to vote electronically.  You may also vote by signing, dating and returning the enclosed voting form.

Since only your latest dated proxy card will count, we urge you not to return any proxy card you receive from the Company.  Even if you return the management proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us.  Remember, you can vote for our one Nominee only on our [COLOR] proxy card.  So please make certain that the latest dated proxy card you return is the [COLOR] proxy card.

If you have any questions, require assistance in voting your [COLOR] proxy card, or need additional copies of Newtyn’s proxy materials,
please contact Okapi Partners at the phone numbers or email listed below.

OKAPI PARTNERS LLC
1212 Avenue of the Americas, 24th Floor
New York, NY 10036
(212) 297-0720
Stockholders Call Toll-Free at: (877) 259-6290

Background to the Solicitation

The following is a chronology of events leading up to this proxy solicitation:

•
On September 8, 2015, the Board of Directors of Capital Southwest Corporation (“Capital Southwest”) approved the spin-off of certain of its industrial products businesses through the pro rata distribution of shares of CSWI to holders of Capital Southwest’s common stock at the close of business on September 18, 2015.

•	On December 28, 2015, Newtyn filed its initial 13G in the Company.

•	On May 10, 2016, Newtyn delivered a letter to CSWI (the “Nomination Letter”) nominating Yevgeny Neginsky for election to the Board at the Annual Meeting in accordance with CSWI’s Bylaws.

•
Also on May 10, 2016, Newtyn filed a Schedule 13D disclosing the nomination of Mr. Neginsky as well as Newtyn’s willingness to discuss a mutually agreeable resolution to avoid an election contest at the Annual Meeting.

•	On May 26, 2016, Mr. Neginsky had a meeting with Mr. Armes and independent directors Robert M. Swartz and William F. Quinn in Texas to discuss Mr. Neginsky’s candidacy for the Board.

•
On June 1, 2016, Newtyn e-mailed Messrs. Armes and Swartz separately, notifying them that if CSWI and Newtyn had not reached a documented amicable solution by June 10, 2016 then Newtyn intends to start the process of preparing proxy materials.

•
On June 10, 2016, Newtyn held a call with Mr. Armes during which Mr. Armes conveyed that the Board would not consensually add Mr. Neginsky as a director. Newtyn communicated its disappointment to Mr. Armes and reiterated that Mr. Armes had previously noted, on multiple occasions, that due to his private equity background he respects capital and philosophically welcomes the idea of stockholder representation.

•	On June 17, 2016, Newtyn delivered a supplement to its Nomination Letter to the Company.

•
On July 6, 2016, CSWI filed a definitive proxy statement with the SEC with respect to the Annual Meeting on EDGAR submission type DEF 14A without first filing a preliminary proxy statement, which Newtyn believed to be a violation of Rule 14a-6 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

In its proxy statement, the Company did not disclose or otherwise acknowledge that on May 10, 2016 Newtyn had nominated an alternative director candidate for election at the Annual Meeting, thereby, at the very least, rendering the Company's definitive proxy statement materially misleading to stockholders.

REASONS FOR THE SOLICITATION

WE BELIEVE THAT STOCKHOLDER REPRESENTATION IS NEEDED ON THE CSWI BOARD

We are one of the largest stockholders of CSWI. We invested in the Company because we believe the stock represents compelling value. We continue to believe that CSWI’s market price does not fully reflect the Company’s intrinsic value.

We are soliciting your support to elect our Nominee at the Annual Meeting because we have serious concerns about the Company’s corporate governance and the ability of the existing Board to create stockholder value. We believe our Nominee will bring to the Board significant and relevant experience, independent perspective, and a commitment to act in the best interests of all stockholders.

We Are Concerned by the Presence in the Boardroom of Directors Who Have Past Business Relationships with the CEO

Both William F. Quinn, the Chairman of the Audit Committee, and Robert M. Swartz, the Lead Independent Director, are past business associates of Chairman and CEO Joseph B. Armes. Mr. Quinn founded and recently served as Executive Chairman of American Beacon Advisors, a mutual fund advisory firm (“American Beacon”). CSWI CEO Mr. Armes receives approximately $110,000 in annual compensation for serving as a trustee of American Beacon funds. Mr. Swartz, the Lead Independent Director, was previously a subordinate of Mr. Armes when Mr. Armes served as the CEO of Hicks Acquisition Company I (“Hicks I) from 2007 to 2009. Mr. Quinn also served on the board of directors of Hicks I during this period.

We Are Concerned with the Company’s Corporate Governance Practices

We have concerns with CSWI’s corporate governance, including the combined roles of Chairman and CEO, the classified Board structure, the lack of a majority voting standard in uncontested elections of directors, the questionable independence of the Lead Independent Director, who is a former employee of the Chairman and CEO, the questionable independence of the Chairman of the Audit Committee, who founded (and was recently Executive Chairman of) American Beacon Advisors, a firm that compensates Chairman and CEO Joe Armes for serving as a trustee of American Beacon funds, the inability of stockholders to call special meetings or act by written consent, and the supermajority vote requirement for amendments to the Certificate of Incorporation.

We Are Concerned with the Way the Company Has Managed the Company’s Capital Resources

Management’s most significant action to date has been the acquisition of Strathmore Holdings, LLC (“Strathmore”) for $69 million. Since the acquisition in April 2015, Strathmore’s Adjusted EBITDA has declined precipitously from approximately $10 million to a de minimis level (based on Newtyn estimates), thereby destroying a substantial amount of stockholder value. In addition, as compared to an initial target of $6 million at the time of CSWI spin off, we estimate annual corporate costs have grown significantly. We note that the Company has not repurchased any shares despite members of the Board purchasing stock in the open market at attractive prices.

We Are Concerned with the Company’s Incentive Structures and Increased Board Compensation

The Company has implemented an annual compensation plan which rewards growth by acquisition without concern for return on capital or risk created by increased leverage. Furthermore, calculation of Fiscal Year 2016 annual EBITDA performance failed to account for $9.9 million of one-time gains (~15% of reported EBITDA), which resulted in significant additional compensation paid to management. Over the last two years, including time at former parent company Capital Southwest (the business development company that spun-off CSWI), Board fees have grown from $52,000 to approximately $185,000 per annum (per average Board member).

We Believe All Stockholders Would Benefit from the Presence in the Boardroom of a Highly Qualified, Aligned Director with Significant Investment Experience

Given that current CSWI Chairman and CEO Mr. Armes was also the Chairman and CEO of the former parent company, Capital Southwest, and given his apparent role in selecting the CSWI Board, we believe it is of paramount importance that stockholders elect a representative to the Board that has not been suggested or nominated by the Company. Moreover, given that it appears the Company intends to be acquisition-minded and given the minimal share ownership of non-executive members of the Board, we believe that the presence of a major stockholder with significant investment experience will benefit all stockholders.  Importantly, apart from Mr. Armes, Mr. Neginsky beneficially owns through Springdale more shares of the Company than any director or executive officer.  His interests are aligned with those of all stockholders.

OUR NOMINEE HAS THE EXPERIENCE, QUALIFICATIONS AND COMMITMENT NECESSARY TO REPRESENT THE BEST INTERESTS OF STOCKHOLDERS

We have identified a highly-qualified, independent director with relevant business and financial experience who we believe will bring a fresh perspective into the boardroom and would be invaluable in assessing and executing on initiatives to unlock value at the Company. Further, we believe CSWI’s depressed valuation under the oversight of the Board coupled with the Board’s questionable approach to capital allocation warrants the addition of a director whose interests is closely aligned with those of all stockholders, and who will work constructively with the other members of the Board to protect the best interests of CSWI stockholders.

Yevgeny Neginsky has served as the portfolio manager and Managing Member of Springdale since 2009. Prior to founding Springdale, Yevgeny was an investment analyst at Tyndall Management, LLC. Previously, Mr. Neginsky worked at Horsley Bridge Partners where he was part of the investment team overseeing investments in venture capital and private equity funds. Mr. Neginsky received his MBA from The Tuck School of Business at Dartmouth and a Bachelor of Arts, Summa Cum Laude, from Dartmouth College.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board is currently composed of five directors, one of whose terms expire at the Annual Meeting.  We are seeking your support at the Annual Meeting to elect our Nominee, Yevgeny Neginsky, in opposition to the Company’s director nominee.  Your vote to elect the Nominee will have the legal effect of replacing one incumbent director of the Company with the Nominee.  If elected, the Nominee will represent a minority of the members of the Board, and therefore it is not guaranteed that he will be able to implement any actions that he may believe are necessary to enhance stockholder value as described in further detail above.

THE NOMINEE

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, offices, or employments for the past five years of the Nominee.  The nomination was made in a timely manner and in compliance with the applicable provisions of the Company’s governing instruments.  The specific experience, qualifications, attributes and skills that led us to conclude that the Nominee should serve as a director of the Company are set forth above in the section entitled “Reasons for the Solicitation” and below.  This information has been furnished to us by the Nominee.  The Nominee is a citizen of the United States.

Yevgeny Neginsky, age 38, has served as the portfolio manager and Managing Member of Springdale since 2009. Prior to founding Springdale, Yevgeny was an investment analyst at Tyndall Management, LLC. Previously, Mr. Neginsky worked at Horsley Bridge Partners where he was part of the investment team overseeing investments in venture capital and private equity funds. Mr. Neginsky received his MBA from The Tuck School of Business at Dartmouth and a Bachelor of Arts, Summa Cum Laude, from Dartmouth College.

Newtyn believes that Mr. Neginsky’s expertise in the capital markets would make him a valuable member of the Board.

The principal business address of Mr. Neginsky is 27 Mason Drive, Princeton, NJ 08540.

As of the date hereof, Mr. Neginsky, as the Managing Member to Springdale, may be deemed the beneficial owner of 109,256 shares of Common Stock. As of the date hereof, Mr. Neginsky also directly beneficially owns 2,415 shares of Common Stock.

For information regarding purchases and sales during the past two years in securities of the Company by Mr. Neginsky and Springdale, see Schedule I.

The Nominee may be deemed to be a member of the Group (as defined below) for the purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The Nominee specifically disclaims beneficial ownership of shares of Common Stock that he does not directly own.  For information regarding purchases and sales during the past two years by members of the Group of securities of the Company, see Schedule I.

The members of Newtyn, Springdale and the Nominee are collectively referred to as the “Group” herein.

Newtyn believes that the Nominee presently is, and if elected as a director of the Company would be, an “independent director” within the meaning of (i) applicable NASDAQ listing standards applicable to board composition and (ii) Section 301 of the Sarbanes-Oxley Act of 2002. The Nominee is not a member of the Company’s compensation, nominating or audit committee that is not independent under any such committee’s applicable independence standards.

WE URGE YOU TO VOTE “FOR” THE ELECTION OF THE NOMINEE ON THE ENCLOSED [COLOR] PROXY CARD.

PROPOSAL NO. 2

ADVISORY VOTE ONCOMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

As discussed in further detail in the Company’s proxy statement, the Company is asking stockholders to indicate their support for the compensation of the Company’s named executive officers.  This proposal, commonly known as a “Say-on-Pay” proposal, is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the philosophy, policies and practices described in the Company’s proxy statement.  Accordingly, the Company is asking stockholders to vote for the following resolution:

“RESOLVED, that the CSW Industrials, Inc. stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers as described in the section of this Proxy Statement entitled ‘Executive Compensation’.”

As disclosed in the Company’s proxy statement, the stockholder vote on the Say-on-Pay Proposal is an advisory vote only, and is not binding on the Company, or the Board; however, the Board may take into account the outcome of the vote when considering future compensation arrangements with the Company’s named executive officers.

WE RECOMMEND A VOTE [“AGAINST”] THIS PROPOSAL BECAUSE WE DO NOT BELIEVE THAT THE COMPANY’S EXECUTIVE COMPENSATION IS PROPERLY ALIGNED WITH STOCKHOLDER VALUE CREATION.

PROPOSAL NO. 3

ADVISORY VOTE ONFREQUENCY OF CONDUCTING THE ADVISORY VOTE ON EXECUTIVE COMPENSATION

As discussed in further detail in the Company’s proxy statement, the Company is asking stockholders to indicate, on a non-binding basis, how frequently they would like the Company to hold an advisory vote on the compensation of the Company’s named executive officers. The Company is providing stockholders with the opportunity to vote, on an advisory and non-binding basis, on whether the Company will seek an advisory vote on the compensation of its named executive officers every one, two or three years.

According to the Company’s proxy statement, although the vote is advisory and non-binding, the Board and the Compensation Committee of the Board will consider the voting results when making future decisions regarding the frequency of future advisory votes on the compensation of the Company’s named executive officers.

WE RECOMMEND A VOTE, AND INTEND TO VOTE OUR SHARES, “FOR” THE OPTION OF “1 YEAR” ON THIS PROPOSAL.

PROPOSAL NO. 4

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As discussed in further detail in the Company’s proxy statement, the Audit Committee of the Board has appointed Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2017 and is proposing that stockholders ratify such appointment.  The Company is submitting the appointment of Grant Thornton LLP for ratification of the stockholders at the Annual Meeting.

WE RECOMMEND A VOTE [“FOR”] THE RATIFICATION OF THE SELECTION OF GRANT THORNTON LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING MARCH 31, 2017 AND INTEND TO VOTE OUR SHARES [“FOR”] THIS PROPOSAL.

VOTING AND PROXY PROCEDURES

Stockholders are entitled to one vote for each share of Common Stock held of record on the Record Date with respect to each matter to be acted on at the Annual Meeting.  Only stockholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting.  Stockholders who sell their shares of Common Stock before the Record Date (or acquire them without voting rights after the Record Date) may not vote such shares of Common Stock.  Stockholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such shares of Common Stock after the Record Date.  Based on publicly available information, Newtyn believes that the only outstanding class of securities of the Company entitled to vote at the Annual Meeting is the shares of Common Stock.

Shares of Common Stock represented by properly executed [COLOR] proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted, FOR the election of the Nominee, AGAINST the Say-on-Pay Proposal, for 1 YEAR with respect to the frequency of executive compensation and FOR the ratification of Grant Thornton LLP as the Company’s independent registered public accounting firm for the  ending March 31, 2017, and in the discretion of the persons named as proxies on all other matters as may properly come before the Annual Meeting, as described herein.

According to the Company’s proxy statement for the Annual Meeting, the current Board intends to nominate one candidate for election at the Annual Meeting.  This Proxy Statement is soliciting proxies to elect our one Nominee. The name, background and qualifications of the Company’s nominee, and other information about him, can be found in the Company’s proxy statement.

QUORUM; BROKER NON-VOTES; DISCRETIONARY VOTING

A quorum is the minimum number of shares of Common Stock that must be represented at a duly called meeting in person or by proxy in order to legally conduct business at the meeting.  For the Annual Meeting, the presence, in person or by proxy, of the holders of a majority of the outstanding of Common Stock as of the Record Date, will be considered a quorum allowing votes to be taken and counted for the matters before the stockholders.

Abstentions are counted as present and entitled to vote for purposes of determining a quorum. Shares represented by “broker non-votes” also are counted as present and entitled to vote for purposes of determining a quorum.  However, if you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote (a “broker non-vote”).  Under rules of The NASDAQ Stock Market, your broker will not have discretionary authority to vote your shares at the Annual Meeting on any of the proposals.

If you are a beneficial owner, your broker will vote your shares pursuant to your instructions, and those shares will count in the determination of a quorum.  Brokers do not have discretionary authority to vote on any of the proposals at the Annual Meeting.  Accordingly, unless you vote via proxy card or provide instructions to your broker, your shares of Common Stock will count for purposes of attaining a quorum, but will not be voted on those proposals.

VOTES REQUIRED FOR APPROVAL

Election of Directors ─ According to the Company’s proxy statement, the Company’s Bylaws require that the nominees will be elected by a plurality of the affirmative votes cast in person or represented by proxy. Abstentions and broker non-votes will have no effect on the determination of whether a plurality exists with respect to a given nominee. The nominees receiving the highest number of affirmative votes will be elected.

Advisory Vote on Executive Compensation ─ According to the Company’s proxy statement, although the vote is non-binding, assuming that a quorum is present, the advisory vote on the compensation of the Company’s name executive officers will be approved if the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting vote in favor of approval of the resolution. The Company has indicated that abstentions and broker non-votes will have no effect on the approval of the resolution.

Advisory Vote on the Frequency with which an Advisory Vote on Executive Compensation Should be Presented to the Stockholders ─ According to the Company’s proxy statement, although the vote is non-binding, assuming that a quorum is present, the vote will be approved if the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting vote in favor of one of the three frequency options. However, if none of the frequency options—every 1 year, every 2 years or every 3 years—receives the required majority vote, the option receiving the greatest number of votes will be considered the frequency preferred by the stockholders. The Company has indicated that abstentions and broker non-votes will have no effect on this proposal.

Ratification of the Selection of Accounting Firm ─ According to the Company’s proxy statement, assuming that a quorum is present, the appointment of Grant Thornton LLP will be deemed to have been ratified if the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting vote in favor of ratification. The Company has indicated that abstentions and broker non-votes will have no effect on this proposal.

Under applicable Delaware law, none of the holders of Common Stock are entitled to appraisal rights in connection with any matter to be acted on at the Annual Meeting. If you sign and submit your [COLOR] proxy card without specifying how you would like your shares voted, your shares will be voted in accordance with Newtyn’s recommendations specified herein and in accordance with the discretion of the persons named on the [COLOR] proxy card with respect to any other matters that may be voted upon at the Annual Meeting.

REVOCATION OF PROXIES

Stockholders of the Company may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation.  The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy.  The revocation may be delivered either to Newtyn in care of Okapi Partners LLC (“Okapi Partners”) at the address set forth on the back cover of this Proxy Statement or to the Company at 5420 Lyndon B. Johnson Freeway, Suite 500, Dallas, Texas 75240 or any other address provided by the Company.  Although a revocation is effective if delivered to the Company, we request that either the original or photostatic copies of all revocations be mailed to Newtyn in care of Okapi Partners at the address set forth on the back cover of this Proxy Statement so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding shares of Common Stock.  Additionally, Okapi Partners may use this information to contact stockholders who have revoked their proxies in order to solicit later dated proxies for the election of the Nominee.

IF YOU WISH TO VOTE FOR THE ELECTION OF THE NOMINEE TO THE BOARD, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED [COLOR] PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by Newtyn.  Proxies may be solicited by mail, facsimile, telephone, telegraph, Internet, in person and by advertisements.

Members of Newtyn have entered into an agreement with Okapi Partners for solicitation and advisory services in connection with this solicitation, for which Okapi Partners will receive a fee not to exceed $[_____], together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws.  Okapi Partners will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders.  Newtyn has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares of Common Stock they hold of record.  Newtyn will reimburse these record holders for their reasonable out-of-pocket expenses in so doing.  It is anticipated that Okapi Partners will employ approximately [__] persons to solicit stockholders for the Annual Meeting.

The entire expense of soliciting proxies is being borne by Newtyn.  Costs of this solicitation of proxies are currently estimated to be approximately $[___________] (including, but not limited to, fees for attorneys, solicitors and other advisors, and other costs incidental to the solicitation).  Newtyn estimates that through the date hereof its expenses in connection with this solicitation are approximately $[___________].  Newtyn intends to seek reimbursement from the Company of all expenses it incurs in connection with this solicitation.  Newtyn does not intend to submit the question of such reimbursement to a vote of security holders of the Company.

ADDITIONAL PARTICIPANT INFORMATION

The Nominee, Springdale and the members of Newtyn are participants in this solicitation.  The principal business of each of NP and NTE is investing in securities. The principal business of NM is serving as the investment manager to each of NP and NTE. The principal business of NCP is serving as the general partner to each of NP and NTE. The principal business of Ledo is serving as the general partner to NCP. The principal occupation of Mr. Levy is serving as managing member to NM. The principal business of Springdale is investing in securities. The principal occupation of Mr. Neginsky is serving as managing member to Springdale.

The principal business address of each of NP, NTE, NM, NCP, Ledo and Mr. Levy is 405 Park Avenue, Suite 1104, New York, New York 10022. The principal business address of each of Springdale and Mr. Neginsky is 27 Mason Drive, Princeton, NJ 08540.

As of the date hereof, Springdale may be deemed the beneficial owner of the 109,256 shares of Common Stock held in the accounts that are managed by Springdale (the “Accounts”). As the Managing Member to Springdale, Mr. Neginsky may be deemed to beneficially own the 109,256 shares of Common Stock held in the Accounts. As of the date hereof, Mr. Neginsky also directly beneficially owns 2,415 shares of Common Stock.

As of the date hereof, NP beneficially owned 873,800 shares of Common Stock. As of the date hereof, NTE beneficially owned 411,200 shares of Common Stock. NM, as the investment manager to each of NP and NTE, may be deemed the beneficial owner of the 1,285,000 shares of Common Stock beneficially owned by each of NP and NTE. NCP as the general partner to each of NP and NTE, may be deemed the beneficial owner of the 1,285,000 shares of Common Stock beneficially owned by each of NP and NTE. Ledo, as the general partner to NCP, may be deemed the beneficial owner of the 1,285,000 shares of Common Stock beneficially owned by each of NP and NTE. Mr. Levy, as managing member to NM, may be deemed the beneficial owner of the 1,285,000 shares of Common Stock beneficially owned by each of NP and NTE. As of the date hereof, Mr. Levy also beneficially owned 609 shares of Common Stock.

Each participant in this solicitation is a member of a “group” with the other participants for the purposes of Section 13(d)(3) of the Exchange Act. The Group may be deemed to beneficially own the 1,397,280 shares of Common Stock owned in the aggregate by all of the participants in this solicitation.  Each participant in this solicitation disclaims beneficial ownership of the shares of Common Stock he or it does not directly own.  For information regarding purchases and sales of securities of the Company during the past two years by the participants in this solicitation, see Schedule I.

The shares of Common Stock directly owned by each of NP and NTE were purchased with working capital (which may, at any given time, include margin loans made by brokerage firms in the ordinary course of business).  Mr. Levy used his personal assets to purchase his 609 shares of Common Stock.

Springdale, an independent registered investment advisor, accumulated its shares of Common Stock on behalf of the Accounts under limited powers of attorney, which represents less than 1% of the outstanding shares of Common Stock. All funds that have been utilized in making such purchases are from such Accounts.

Mr. Neginsky used his personal assets to purchase his 2,415 shares of Common Stock.

Except as set forth in this Proxy Statement (including the Schedules hereto), (i) during the past 10 years, no participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this solicitation directly or indirectly beneficially owns any securities of the Company; (iii) no participant in this solicitation owns any securities of the Company which are owned of record but not beneficially; (iv) no participant in this solicitation has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any participant in this solicitation owns beneficially, directly or indirectly, any securities of the Company; (viii) no participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no participant in this solicitation or any of his or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no participant in this solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; and (xi) no participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise, in any matter to be acted on at the Annual Meeting.

There are no material proceedings to which any participant in this solicitation or any of his or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.  With respect to each of the Nominees, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past ten years.

OTHER MATTERS AND ADDITIONAL INFORMATION

Newtyn is unaware of any other matters to be considered at the Annual Meeting.  However, should other matters, which Newtyn is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed [COLOR] proxy card will vote on such matters in their discretion.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be presented at the 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”) must, in order to be included in the Company’s proxy statement and the form of proxy for the 2017 Annual Meeting, be delivered to the Company’s Corporate Secretary at 5420 Lyndon B. Johnson Freeway, Suite 500 Dallas, Texas 75240 by [_______] [__], 2016.

Under the Bylaws, any stockholder intending to present any proposal (other than a proposal made by, or at the direction of, the Board) at the 2017 Annual Meeting, must give written notice of that proposal to the Company’s Secretary not less than 90 nor more than 120 calendar days (subject to certain exceptions if the 2017 Annual Meeting is advanced or delayed a certain number of days) prior to the first anniversary of the date of the 2016 Annual Meeting.  Therefore, to be presented at the 2017 Annual Meeting, such a proposal must be given on or before [_______] [__], 2016.

The information set forth above regarding the procedures for submitting stockholder proposals for consideration at the 2017 Annual Meeting is based on information contained in the Company’s proxy statement and the Bylaws.  The incorporation of this information in this proxy statement should not be construed as an admission by Newtyn that such procedures are legal, valid or binding.

INCORPORATION BY REFERENCE

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING BASED ON RELIANCE ON RULE 14A-5(C).  THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS, INFORMATION CONCERNING EXECUTIVE COMPENSATION, AND OTHER IMPORTANT INFORMATION.  SEE SCHEDULE II FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY.

The information concerning the Company contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available information.

Newtyn Partners, LP

_________________, 2016

SCHEDULE I

TRANSACTIONS IN SECURITIES OF THE COMPANY
DURING THE PAST TWO YEARS

Date of Purchase/Sale	Amount of Shares Purchased/(Sold)

NEWTYN PARTNERS, LP

10/01/2015	3,682
10/01/2015	1,374
10/01/2015	838
10/01/2015	2,890
10/01/2015	2,227
10/01/2015	930
10/01/2015	2,548
10/01/2015	3,619
10/01/2015	5,928
10/01/2015	172
10/01/2015	4,202
10/01/2015	11,345
10/01/2015	33,826
10/01/2015	54,441
10/01/2015	57,142
10/01/2015	11,440
10/01/2015	70
10/01/2015	83,659
10/02/2015	113,386
10/05/2015	21,203
10/06/2015	39,330
10/07/2015	15,058
10/08/2015	1,114
10/09/2015	18,764
10/09/2015	6,960
10/12/2015	2,958
10/12/2015	17,400
10/13/2015	8,974
10/14/2015	7,311
10/15/2015	2,920
10/15/2015	6,960
10/16/2015	1,005
10/19/2015	1,183
10/19/2015	67,424
10/23/2015	3,651
10/26/2015	1,323
10/27/2015	7,656
10/28/2015	1,487
10/28/2015	17,400
10/29/2015	70
10/30/2015	3,828
10/30/2015	22,184

11/02/2015	139
11/03/2015	209
11/04/2015	1,201
11/11/2015	1,810
11/12/2015	1,114
11/13/2015	4,245
11/17/2015	766
11/18/2015	2,506
11/19/2015	7,168
11/20/2015	70
11/24/2015	418
11/25/2015	139
11/27/2015	301
11/30/2015	1,950
12/01/2015	417
12/02/2015	1,670
12/03/2015	1,995
12/14/2015	15,452
12/15/2015	14,058
12/16/2015	3,382
12/17/2015	2,108
12/18/2015	71,005
12/21/2015	2,652
12/22/2015	3,291
12/23/2015	4,177
12/24/2015	3,875
12/31/2015	(3,291)
12/31/2015	(2,929)
01/04/2016	2,150
01/05/2016	4,070
01/06/2016	2,652
01/07/2016	952
01/08/2016	748
01/11/2016	2,448
01/12/2016	6,732
01/13/2016	15,210
01/14/2016	8,012
01/19/2016	1,972
01/20/2016	7,820
01/22/2016	408
02/05/2016	4,046
02/08/2016	4,488
02/09/2016	4,216
02/10/2016	1,888
02/11/2016	3,060
02/12/2016	2,312
02/16/2016	1,036
02/22/2016	4,411
02/23/2016	4,964
02/24/2016	5,236

02/25/2016	100
03/07/2016	2,289
03/21/2016	1,224
03/22/2016	5,576
03/23/2016	1,972
03/24/2016	3,196
03/28/2016	2,856
03/29/2016	2,176
03/30/2016	68
03/31/2016	(68)
04/05/2016	408
04/07/2016	272
04/08/2016	272
04/15/2016	(952)
06/13/2016	24,731
06/14/2016	11,921
06/15/2016	9,922
06/16/2016	1,026
06/24/2016	(91,800)

NEWTYN TE PARTNERS, LP

10/01/2015	1,593
10/01/2015	595
10/01/2015	362
10/01/2015	1,286
10/01/2015	973
10/01/2015	407
10/01/2015	1,112
10/01/2015	1,581
10/01/2015	2,589

10/01/2015	75
10/01/2015	1,836
10/01/2015	4,955
10/01/2015	14,775
10/01/2015	23,779
10/01/2015	24,958
10/01/2015	4,997
10/01/2015	30
10/01/2015	36,541
10/02/2015	49,525
10/05/2015	9,262
10/06/2015	17,178
10/07/2015	6,577
10/08/2015	486
10/09/2015	8,196
10/09/2015	3,040
10/12/2015	1,292
10/12/2015	7,600
10/13/2015	3,920
10/14/2015	3,193
10/15/2015	1,276
10/15/2015	3,040
10/16/2015	438
10/19/2015	517
10/19/2015	29,450
10/23/2015	1,595
10/26/2015	577
10/27/2015	3,344
10/28/2015	650
10/28/2015	7,600
10/29/2015	30
10/30/2015	1,672
10/30/2015	9,690
11/02/2015	61
11/03/2015	91
11/04/2015	525
11/11/2015	790
11/12/2015	486
11/13/2015	1,855
11/17/2015	334
11/18/2015	1,094
11/19/2015	3,132
11/20/2015	30
11/24/2015	182
11/25/2015	61
11/27/2015	133
11/30/2015	850
12/01/2015	183
12/02/2015	730
12/03/2015	871

12/14/2015	6,748
12/15/2015	6,142
12/16/2015	26,118
12/17/2015	992
12/18/2015	33,414
12/21/2015	1,248
12/22/2015	1,548
12/23/2015	1,965
12/24/2015	1,825
12/31/2015	(1,548)
12/31/2015	(1,379)
01/04/2016	1,011
01/05/2016	1,916
01/06/2016	1,248
01/07/2016	448
01/08/2016	352
01/11/2016	1,152
01/12/2016	3,168
01/13/2016	7,157
01/14/2016	3,771
01/19/2016	928
01/20/2016	3,680
01/22/2016	192
02/05/2016	1,904
02/08/2016	2,112
02/09/2016	1,984
02/10/2016	888
02/11/2016	1,440
02/12/2016	1,088
02/16/2016	488
02/22/2016	2,075
02/23/2016	2,336
02/24/2016	2,464
03/07/2016	1,125
03/21/2016	576
03/22/2016	2,624
03/23/2016	928
03/24/2016	1,504
03/28/2016	1,344
03/29/2016	1,024
03/30/2016	32
03/31/2016	(32)
04/05/2016	192
04/07/2016	128
04/08/2016	128
04/15/2016	(448)
06/13/2016	11,638
06/14/2016	5,610
06/15/2016	4,669
06/16/2016	483
06/24/2016	(43,200)

NOAH LEVY

10/01/2015	233
10/15/2015	87
10/16/2015	87

10/16/2015	29
10/16/2015	87
11/04/2015	52
11/06/2015	18
12/31/2015	9
12/31/2015	7

SPRINGDALE CAPITAL, LLC (THROUGH THE ACCOUNTS)

10/01/2015	4
10/01/2015	8
10/01/2015	26
10/01/2015	27
10/01/2015	28
10/01/2015	29
10/01/2015	31
10/01/2015	35
10/01/2015	37
10/01/2015	39
10/01/2015	40
10/01/2015	42
10/01/2015	43
10/01/2015	44
10/01/2015	48
10/01/2015	53

10/01/2015	55
10/01/2015	60
10/01/2015	65
10/01/2015	67
10/01/2015	75
10/01/2015	76
10/01/2015	80
10/01/2015	83
10/01/2015	86
10/01/2015	86
10/01/2015	92
10/01/2015	114
10/01/2015	114
10/01/2015	130
10/01/2015	132
10/01/2015	136
10/01/2015	167
10/01/2015	187
10/01/2015	210
10/01/2015	210
10/01/2015	217
10/01/2015	221
10/01/2015	233
10/01/2015	306
10/01/2015	346
10/01/2015	359
10/01/2015	416
10/01/2015	1,537
10/01/2015	1,606
10/01/2015	8
10/15/2015	4
10/15/2015	2
10/15/2015	4
10/15/2015	10
10/15/2015	10
10/15/2015	11
10/15/2015	11
10/15/2015	12
10/15/2015	14
10/15/2015	14
10/15/2015	15
10/15/2015	15
10/15/2015	16
10/15/2015	16
10/15/2015	17
10/15/2015	18
10/15/2015	20
10/15/2015	21
10/15/2015	23
10/15/2015	25

10/15/2015	25
10/15/2015	28
10/15/2015	29
10/15/2015	29
10/15/2015	30
10/15/2015	32
10/15/2015	32
10/15/2015	34
10/15/2015	43
10/15/2015	43
10/15/2015	49
10/15/2015	49
10/15/2015	51
10/15/2015	62
10/15/2015	71
10/15/2015	78
10/15/2015	79
10/15/2015	81
10/15/2015	83
10/15/2015	87
10/15/2015	114
10/15/2015	129
10/15/2015	134
10/15/2015	155
10/15/2015	572
10/15/2015	607
10/16/2015	2
10/16/2015	4
10/16/2015	4
10/16/2015	1
10/16/2015	2
10/16/2015	2
10/16/2015	2
10/16/2015	4
10/16/2015	4
10/16/2015	4
10/16/2015	4
10/16/2015	4
10/16/2015	4
10/16/2015	4
10/16/2015	5
10/16/2015	5
10/16/2015	5
10/16/2015	5
10/16/2015	6
10/16/2015	6
10/16/2015	6
10/16/2015	6
10/16/2015	7
10/16/2015	7

10/16/2015	8
10/16/2015	9
10/16/2015	9
10/16/2015	10
10/16/2015	10
10/16/2015	10
10/16/2015	10
10/16/2015	10
10/16/2015	10
10/16/2015	10
10/16/2015	10
10/16/2015	11
10/16/2015	11
10/16/2015	11
10/16/2015	11
10/16/2015	11
10/16/2015	11
10/16/2015	12
10/16/2015	12
10/16/2015	12
10/16/2015	13
10/16/2015	13
10/16/2015	14
10/16/2015	14
10/16/2015	14
10/16/2015	14
10/16/2015	15
10/16/2015	15
10/16/2015	15
10/16/2015	15
10/16/2015	16
10/16/2015	16
10/16/2015	16
10/16/2015	16
10/16/2015	16
10/16/2015	17
10/16/2015	17
10/16/2015	17
10/16/2015	17
10/16/2015	18
10/16/2015	18
10/16/2015	20
10/16/2015	20
10/16/2015	21
10/16/2015	21
10/16/2015	21
10/16/2015	23
10/16/2015	23
10/16/2015	23
10/16/2015	25

10/16/2015	25
10/16/2015	25
10/16/2015	25
10/16/2015	26
10/16/2015	26
10/16/2015	27
10/16/2015	27
10/16/2015	28
10/16/2015	28
10/16/2015	29
10/16/2015	29
10/16/2015	29
10/16/2015	29
10/16/2015	29
10/16/2015	30
10/16/2015	30
10/16/2015	32
10/16/2015	32
10/16/2015	32
10/16/2015	32
10/16/2015	34
10/16/2015	34
10/16/2015	38
10/16/2015	43
10/16/2015	43
10/16/2015	43
10/16/2015	43
10/16/2015	43
10/16/2015	44
10/16/2015	49
10/16/2015	49
10/16/2015	49
10/16/2015	49
10/16/2015	51
10/16/2015	51
10/16/2015	51
10/16/2015	63
10/16/2015	63
10/16/2015	71
10/16/2015	71
10/16/2015	78
10/16/2015	78
10/16/2015	78
10/16/2015	79
10/16/2015	81
10/16/2015	81
10/16/2015	83
10/16/2015	83
10/16/2015	87
10/16/2015	87

10/16/2015	100
10/16/2015	100
10/16/2015	100
10/16/2015	100
10/16/2015	100
10/16/2015	100
10/16/2015	100
10/16/2015	100
10/16/2015	114
10/16/2015	114
10/16/2015	129
10/16/2015	129
10/16/2015	133
10/16/2015	133
10/16/2015	155
10/16/2015	155
10/16/2015	187
10/16/2015	199
10/16/2015	300
10/16/2015	300
10/16/2015	500
10/16/2015	571
10/16/2015	572
10/16/2015	600
10/16/2015	608
10/16/2015	610
10/16/2015	1,000
10/16/2015	2,100
10/16/2015	2,400
10/19/2015	5
10/19/2015	5
10/19/2015	26
10/19/2015	95
10/19/2015	100
10/19/2015	100
10/19/2015	100
10/19/2015	100
10/19/2015	100
10/19/2015	100
10/19/2015	100
10/19/2015	100
10/19/2015	100
10/19/2015	100
10/19/2015	100
10/19/2015	100
10/19/2015	100
10/19/2015	100
10/19/2015	100
10/19/2015	100
10/19/2015	100

10/19/2015	100
10/19/2015	100
10/19/2015	100
10/19/2015	100
10/19/2015	200
10/19/2015	500
10/19/2015	700
11/04/2015	2
11/04/2015	1
11/04/2015	2
11/04/2015	6
11/04/2015	6
11/04/2015	7
11/04/2015	7
11/04/2015	7
11/04/2015	8
11/04/2015	8
11/04/2015	9
11/04/2015	9
11/04/2015	10
11/04/2015	10
11/04/2015	10
11/04/2015	11
11/04/2015	12
11/04/2015	13
11/04/2015	14
11/04/2015	15
11/04/2015	15
11/04/2015	17
11/04/2015	17
11/04/2015	18
11/04/2015	18
11/04/2015	19
11/04/2015	19
11/04/2015	21
11/04/2015	26
11/04/2015	26
11/04/2015	29
11/04/2015	30
11/04/2015	31
11/04/2015	38
11/04/2015	42
11/04/2015	47
11/04/2015	47
11/04/2015	49
11/04/2015	50
11/04/2015	52
11/04/2015	69
11/04/2015	78
11/04/2015	80

11/04/2015	93
11/04/2015	344
11/04/2015	1,463
11/06/2015	1
11/06/2015	1
11/06/2015	1
11/06/2015	3
11/06/2015	3
11/06/2015	3
11/06/2015	3
11/06/2015	3
11/06/2015	3
11/06/2015	3
11/06/2015	4
11/06/2015	4
11/06/2015	4
11/06/2015	4
11/06/2015	4
11/06/2015	4
11/06/2015	4
11/06/2015	5
11/06/2015	5
11/06/2015	5
11/06/2015	6
11/06/2015	6
11/06/2015	6
11/06/2015	7
11/06/2015	7
11/06/2015	7
11/06/2015	7
11/06/2015	8
11/06/2015	9
11/06/2015	9
11/06/2015	10
11/06/2015	11
11/06/2015	11
11/06/2015	13
11/06/2015	15
11/06/2015	16
11/06/2015	16
11/06/2015	17
11/06/2015	17
11/06/2015	18
11/06/2015	24
11/06/2015	26
11/06/2015	27
11/06/2015	32
11/06/2015	116
11/06/2015	493
12/31/2015	1

12/31/2015	1
12/31/2015	1
12/31/2015	1
12/31/2015	1
12/31/2015	1
12/31/2015	1
12/31/2015	1
12/31/2015	1
12/31/2015	1
12/31/2015	1
12/31/2015	1
12/31/2015	2
12/31/2015	2
12/31/2015	2
12/31/2015	2
12/31/2015	2
12/31/2015	2
12/31/2015	2
12/31/2015	2
12/31/2015	2
12/31/2015	2
12/31/2015	2
12/31/2015	2
12/31/2015	2
12/31/2015	2
12/31/2015	2
12/31/2015	2
12/31/2015	2
12/31/2015	2
12/31/2015	2
12/31/2015	2
12/31/2015	2
12/31/2015	2
12/31/2015	2
12/31/2015	2
12/31/2015	2
12/31/2015	2
12/31/2015	3
12/31/2015	3
12/31/2015	3
12/31/2015	3
12/31/2015	3
12/31/2015	3
12/31/2015	3
12/31/2015	3
12/31/2015	3
12/31/2015	3
12/31/2015	3
12/31/2015	3
12/31/2015	3

12/31/2015	3
12/31/2015	3
12/31/2015	4
12/31/2015	4
12/31/2015	4
12/31/2015	4
12/31/2015	4
12/31/2015	4
12/31/2015	4
12/31/2015	4
12/31/2015	5
12/31/2015	5
12/31/2015	5
12/31/2015	5
12/31/2015	5
12/31/2015	5
12/31/2015	6
12/31/2015	7
12/31/2015	7
12/31/2015	7
12/31/2015	7
12/31/2015	7
12/31/2015	7
12/31/2015	7
12/31/2015	8
12/31/2015	8
12/31/2015	8
12/31/2015	9
12/31/2015	9
12/31/2015	9
12/31/2015	11
12/31/2015	11
12/31/2015	12
12/31/2015	13
12/31/2015	13
12/31/2015	14
12/31/2015	16
12/31/2015	45
12/31/2015	57
12/31/2015	190
12/31/2015	242
01/06/2016	3
01/06/2016	14
01/06/2016	14
01/06/2016	15
01/06/2016	16
01/06/2016	19
01/06/2016	19
01/06/2016	21
01/06/2016	22

01/06/2016	23
01/06/2016	28
01/06/2016	29
01/06/2016	32
01/06/2016	39
01/06/2016	40
01/06/2016	45
01/06/2016	48
01/06/2016	60
01/06/2016	69
01/06/2016	71
01/06/2016	109
01/06/2016	187
01/06/2016	800
01/12/2016	769
01/13/2016	7
01/13/2016	8
01/13/2016	9
01/13/2016	11
01/13/2016	14
01/13/2016	14
01/13/2016	14
01/13/2016	16
01/13/2016	18
01/13/2016	19
01/13/2016	20
01/13/2016	20
01/13/2016	29
01/13/2016	29
01/13/2016	33
01/13/2016	37
01/13/2016	54
01/13/2016	58
01/13/2016	89
01/13/2016	680
01/14/2016	9
01/14/2016	10
01/14/2016	10
01/14/2016	10
01/14/2016	11
01/14/2016	12
01/14/2016	13
01/14/2016	14
01/14/2016	14
01/14/2016	17
01/14/2016	18
01/14/2016	20
01/14/2016	24
01/14/2016	26
01/14/2016	28

01/14/2016	30
01/14/2016	43
01/14/2016	46
01/14/2016	69
01/14/2016	89
01/14/2016	513
01/19/2016	23
01/19/2016	79
01/19/2016	100
01/19/2016	100
01/19/2016	200
01/19/2016	1,500
01/19/2016	1,000
01/20/2016	10
01/20/2016	10
01/20/2016	12
01/20/2016	44
01/20/2016	49
01/20/2016	51
01/20/2016	56
01/20/2016	68
01/20/2016	100
01/20/2016	100
01/20/2016	100
01/20/2016	100
01/20/2016	100
01/20/2016	100
01/20/2016	100
01/20/2016	100
01/20/2016	100
01/20/2016	100
01/20/2016	100
01/20/2016	100
01/20/2016	100
01/20/2016	100
01/20/2016	100
01/20/2016	100
01/20/2016	100
01/20/2016	100
01/20/2016	100
01/20/2016	100
01/20/2016	100
01/20/2016	100
01/20/2016	100
01/20/2016	100
01/20/2016	100
01/20/2016	100
01/20/2016	100
01/20/2016	100
01/20/2016	100

01/20/2016	100
01/20/2016	100
01/20/2016	100
01/20/2016	100
01/20/2016	100
01/20/2016	100
01/20/2016	100
01/20/2016	100
01/20/2016	200
01/20/2016	200
01/20/2016	200
01/20/2016	300
01/20/2016	400
01/20/2016	400
01/20/2016	400
01/20/2016	500
01/20/2016	600
01/20/2016	600
01/20/2016	700
01/21/2016	(100)
01/21/2016	(100)
01/21/2016	(100)
01/21/2016	(100)
01/21/2016	(64)
01/21/2016	24
01/22/2016	476
01/22/2016	(100)
01/22/2016	(100)
01/22/2016	(100)
01/22/2016	(36)
01/22/2016	10
01/22/2016	27
01/22/2016	73
01/22/2016	73
01/22/2016	80
01/22/2016	100
01/22/2016	100
01/22/2016	100
01/22/2016	100
01/22/2016	100
01/22/2016	100
01/22/2016	100
01/22/2016	100
01/22/2016	100
01/22/2016	100
01/22/2016	100
01/22/2016	100
01/22/2016	100
01/22/2016	100
01/22/2016	100

01/22/2016	100
01/22/2016	100
01/22/2016	100
01/22/2016	100
01/22/2016	100
01/22/2016	100
01/22/2016	100
01/22/2016	100
01/22/2016	100
01/22/2016	200
01/22/2016	205
01/22/2016	400
01/22/2016	468
01/22/2016	500
01/22/2016	547
01/22/2016	600
01/22/2016	600
01/28/2016	100
01/28/2016	100
01/28/2016	100
01/28/2016	100
01/28/2016	100
01/28/2016	100
01/28/2016	100
01/28/2016	100
01/28/2016	100
01/28/2016	100
01/28/2016	100
01/28/2016	100
01/28/2016	200
01/28/2016	300
01/28/2016	400
01/29/2016	7
01/29/2016	95
01/29/2016	98
01/29/2016	100
01/29/2016	100
01/29/2016	100
01/29/2016	100
01/29/2016	100
01/29/2016	100
01/29/2016	100
01/29/2016	100
01/29/2016	100
01/29/2016	100
01/29/2016	100
01/29/2016	100
01/29/2016	100
01/29/2016	100
01/29/2016	100

01/29/2016	100
01/29/2016	100
01/29/2016	100
01/29/2016	100
01/29/2016	100
01/29/2016	100
01/29/2016	100
01/29/2016	100
01/29/2016	100
01/29/2016	100
01/29/2016	100
01/29/2016	100
01/29/2016	200
01/29/2016	200
01/29/2016	200
01/29/2016	200
01/29/2016	200
01/29/2016	200
01/29/2016	900
02/08/2016	7
02/08/2016	15
02/08/2016	30
02/08/2016	30
02/08/2016	45
02/08/2016	49
02/08/2016	56
02/08/2016	71
02/08/2016	74
02/08/2016	81
02/08/2016	83
02/08/2016	85
02/08/2016	87
02/08/2016	100
02/08/2016	100
02/08/2016	100
02/08/2016	100
02/08/2016	100
02/08/2016	100
02/08/2016	100
02/08/2016	100
02/08/2016	100
02/08/2016	100
02/08/2016	100
02/08/2016	100
02/08/2016	100
02/08/2016	100
02/08/2016	100
02/08/2016	100
02/08/2016	100
02/08/2016	100

02/08/2016	102
02/08/2016	107
02/08/2016	129
02/08/2016	132
02/08/2016	154
02/08/2016	200
02/08/2016	200
02/08/2016	205
02/08/2016	211
02/08/2016	260
02/08/2016	264
02/08/2016	284
02/08/2016	317
02/08/2016	506
02/09/2016	1
02/09/2016	6
02/09/2016	8
02/09/2016	12
02/09/2016	34
02/09/2016	53
02/09/2016	92
02/09/2016	97
02/09/2016	100
02/09/2016	100
02/09/2016	124
02/09/2016	134
02/09/2016	166
02/09/2016	200
02/09/2016	243
02/09/2016	300
02/22/2016	2
02/22/2016	1
02/22/2016	2
02/22/2016	7
02/22/2016	7
02/22/2016	7
02/22/2016	7
02/22/2016	7
02/22/2016	8
02/22/2016	9
02/22/2016	9
02/22/2016	10
02/22/2016	10
02/22/2016	10
02/22/2016	10
02/22/2016	12
02/22/2016	13
02/22/2016	13
02/22/2016	15
02/22/2016	15

02/22/2016	16
02/22/2016	18
02/22/2016	18
02/22/2016	18
02/22/2016	19
02/22/2016	21
02/22/2016	21
02/22/2016	22
02/22/2016	22
02/22/2016	27
02/22/2016	30
02/22/2016	32
02/22/2016	33
02/22/2016	34
02/22/2016	38
02/22/2016	40
02/22/2016	50
02/22/2016	51
02/22/2016	52
02/22/2016	74
02/22/2016	75
02/22/2016	98
02/22/2016	367
02/22/2016	2,688
03/02/2016	1
03/02/2016	1
03/02/2016	5
03/02/2016	5
03/02/2016	5
03/02/2016	5
03/02/2016	6
03/02/2016	6
03/02/2016	6
03/02/2016	6
03/02/2016	6
03/02/2016	6
03/02/2016	7
03/02/2016	7
03/02/2016	7
03/02/2016	7
03/02/2016	7
03/02/2016	7
03/02/2016	8
03/02/2016	8
03/02/2016	8
03/02/2016	8
03/02/2016	8
03/02/2016	8
03/02/2016	8
03/02/2016	8

03/02/2016	9
03/02/2016	9
03/02/2016	10
03/02/2016	10
03/02/2016	11
03/02/2016	11
03/02/2016	12
03/02/2016	12
03/02/2016	13
03/02/2016	13
03/02/2016	13
03/02/2016	13
03/02/2016	15
03/02/2016	15
03/02/2016	15
03/02/2016	15
03/02/2016	15
03/02/2016	15
03/02/2016	16
03/02/2016	16
03/02/2016	17
03/02/2016	17
03/02/2016	17
03/02/2016	17
03/02/2016	18
03/02/2016	18
03/02/2016	19
03/02/2016	19
03/02/2016	23
03/02/2016	23
03/02/2016	26
03/02/2016	26
03/02/2016	27
03/02/2016	27
03/02/2016	28
03/02/2016	28
03/02/2016	29
03/02/2016	29
03/02/2016	33
03/02/2016	33
03/02/2016	34
03/02/2016	34
03/02/2016	43
03/02/2016	43
03/02/2016	44
03/02/2016	44
03/02/2016	44
03/02/2016	44
03/02/2016	64
03/02/2016	64

03/02/2016	64
03/02/2016	64
03/02/2016	84
03/02/2016	84
03/02/2016	318
03/02/2016	318
03/02/2016	2,333
03/02/2016	2,333
03/02/2016	1
03/02/2016	1
03/03/2016	1
03/03/2016	1
03/03/2016	6
03/03/2016	6
03/03/2016	6
03/03/2016	6
03/03/2016	6
03/03/2016	7
03/03/2016	8
03/03/2016	8
03/03/2016	8
03/03/2016	9
03/03/2016	9
03/03/2016	9
03/03/2016	10
03/03/2016	11
03/03/2016	12
03/03/2016	13
03/03/2016	14
03/03/2016	15
03/03/2016	16
03/03/2016	16
03/03/2016	17
03/03/2016	18
03/03/2016	19
03/03/2016	19
03/03/2016	20
03/03/2016	21
03/03/2016	25
03/03/2016	28
03/03/2016	29
03/03/2016	31
03/03/2016	32
03/03/2016	36
03/03/2016	37
03/03/2016	47
03/03/2016	48
03/03/2016	49
03/03/2016	70
03/03/2016	71

03/03/2016	92
03/03/2016	349
03/03/2016	2,566
03/04/2016	500
03/04/2016	500
03/15/2016	20
03/15/2016	20
03/15/2016	80
03/15/2016	80
03/15/2016	100
03/15/2016	100
03/15/2016	100
03/15/2016	100
03/15/2016	100
03/15/2016	100
03/15/2016	100
03/15/2016	100
03/15/2016	100
03/15/2016	100
03/15/2016	100
03/15/2016	200
03/15/2016	200
03/15/2016	300
03/15/2016	400
03/15/2016	600
03/16/2016	1
03/16/2016	100
03/16/2016	100
03/16/2016	100
03/16/2016	100
03/16/2016	100
03/16/2016	100
03/16/2016	100
03/16/2016	100
03/16/2016	100
03/16/2016	100
03/16/2016	200
03/16/2016	400
03/18/2016	90
03/18/2016	96
03/18/2016	100
03/18/2016	100
03/18/2016	100
03/18/2016	100
03/18/2016	100
03/18/2016	100
03/18/2016	100
03/18/2016	200
03/18/2016	300
03/18/2016	300

03/18/2016	404
03/18/2016	910
03/21/2016	27
03/21/2016	90
03/21/2016	100
03/21/2016	100
03/21/2016	100
03/21/2016	100
03/21/2016	100
03/21/2016	100
03/21/2016	100
03/21/2016	183
03/21/2016	200
03/21/2016	300
03/21/2016	400
03/22/2016	1
03/22/2016	2
03/22/2016	2
03/22/2016	5
03/22/2016	6
03/22/2016	100
03/22/2016	100
03/22/2016	100
03/22/2016	100
03/22/2016	100
03/22/2016	100
03/22/2016	100
03/22/2016	100
03/22/2016	100
03/22/2016	100
03/22/2016	100
03/22/2016	100
03/22/2016	100
03/22/2016	112
03/22/2016	198
03/22/2016	208
03/22/2016	233
03/22/2016	328
03/22/2016	605
04/18/2016	1
04/18/2016	1
04/18/2016	3
04/18/2016	3
04/18/2016	3
04/18/2016	3
04/18/2016	3
04/18/2016	4
04/18/2016	4
04/18/2016	4
04/18/2016	4

04/18/2016	5
04/18/2016	5
04/18/2016	5
04/18/2016	5
04/18/2016	6
04/18/2016	6
04/18/2016	6
04/18/2016	7
04/18/2016	7
04/18/2016	7
04/18/2016	8
04/18/2016	8
04/18/2016	8
04/18/2016	9
04/18/2016	9
04/18/2016	9
04/18/2016	9
04/18/2016	9
04/18/2016	11
04/18/2016	12
04/18/2016	13
04/18/2016	13
04/18/2016	14
04/18/2016	16
04/18/2016	18
04/18/2016	21
04/18/2016	21
04/18/2016	31
04/18/2016	31
04/18/2016	41
04/18/2016	150
04/18/2016	208
04/18/2016	1
04/20/2016	2
04/20/2016	10
04/20/2016	1
04/20/2016	2
04/20/2016	6
04/20/2016	7
04/20/2016	7
04/20/2016	7
04/20/2016	7
04/20/2016	7
04/20/2016	9
04/20/2016	9
04/20/2016	9
04/20/2016	10
04/20/2016	10
04/20/2016	10
04/20/2016	10

04/20/2016	11
04/20/2016	11
04/20/2016	13
04/20/2016	13
04/20/2016	14
04/20/2016	16
04/20/2016	16
04/20/2016	16
04/20/2016	18
04/20/2016	18
04/20/2016	19
04/20/2016	19
04/20/2016	20
04/20/2016	20
04/20/2016	20
04/20/2016	22
04/20/2016	24
04/20/2016	26
04/20/2016	30
04/20/2016	31
04/20/2016	32
04/20/2016	37
04/20/2016	37
04/20/2016	40
04/20/2016	40
04/20/2016	42
04/20/2016	42
04/20/2016	42
04/20/2016	48
04/20/2016	49
04/20/2016	50
04/20/2016	50
04/20/2016	53
04/20/2016	55
04/20/2016	58
04/20/2016	59
04/20/2016	61
04/20/2016	66
04/20/2016	72
04/20/2016	73
04/20/2016	73
04/20/2016	76
04/20/2016	83
04/20/2016	92
04/20/2016	94
04/20/2016	95
04/20/2016	96
04/20/2016	105
04/20/2016	106
04/20/2016	113

04/20/2016	114
04/20/2016	116
04/20/2016	117
04/20/2016	119
04/20/2016	126
04/20/2016	144
04/20/2016	156
04/20/2016	178
04/20/2016	181
04/20/2016	188
04/20/2016	219
04/20/2016	246
04/20/2016	287
04/20/2016	296
04/20/2016	353
04/20/2016	414
04/20/2016	428
04/20/2016	434
04/20/2016	569
04/20/2016	2,107
04/20/2016	2,470
05/02/2016	200
05/02/2016	352

YEVGENY NEGINSKY

10/01/2015	92
10/01/2015	221
10/01/2015	60
10/15/2015	34
10/15/2015	83
10/15/2015	23
10/16/2015	12
10/16/2015	34
10/16/2015	34
10/16/2015	27
10/16/2015	83
10/16/2015	83
10/16/2015	8
10/16/2015	23
10/16/2015	23
11/04/2015	21
11/04/2015	50
11/04/2015	14
11/06/2015	8
11/06/2015	17
11/06/2015	5
12/31/2015	3
12/31/2015	4

12/31/2015	7
12/31/2015	9
12/31/2015	2
12/31/2015	3
01/06/2016	48
01/06/2016	32
01/13/2016	37
01/13/2016	20
01/14/2016	30
01/14/2016	20
02/08/2016	260
02/22/2016	22
02/22/2016	52
02/22/2016	15
03/02/2016	18
03/02/2016	18
03/02/2016	44
03/02/2016	44
03/02/2016	12
03/02/2016	12
03/03/2016	20
03/03/2016	49
03/03/2016	13
04/18/2016	9
04/18/2016	18
04/18/2016	6
04/20/2016	22
04/20/2016	126
04/20/2016	42
04/20/2016	246
04/20/2016	14
04/20/2016	83

SCHEDULE II

The following table is reprinted from the definitive proxy statement filed by CSW Industrials, Inc. with the Securities and Exchange Commission on [___], 2016.

II-1

IMPORTANT

Tell the Board what you think!  Your vote is important.  No matter how many shares of Common Stock you own, please give Newtyn your proxy FOR the election of the Nominees and in accordance with Newtyn’s recommendations on the other proposals on the agenda for the Annual Meeting by taking two steps:

●	SIGNING the enclosed [COLOR] proxy card;

●	DATING the enclosed [COLOR] proxy card; and

●	MAILING the enclosed [COLOR] proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

If any of your shares of Common Stock are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares of Common Stock and only upon receipt of your specific instructions.  Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet.  Please refer to the enclosed voting form for instructions on how to vote electronically.  You may also vote by signing, dating and returning the enclosed [COLOR] voting form.

If you have any questions or require any additional information concerning this Proxy Statement, please contact Okapi at the address set forth below.

If you have any questions, require assistance in voting your [COLOR] proxy card, or need additional copies of Newtyn’s proxy materials,
please contact Okapi Partners at the phone numbers or email listed below.

OKAPI PARTNERS LLC
1212 Avenue of the Americas, 24th Floor
New York, NY 10036
(212) 297-0720
Stockholders Call Toll-Free at: (877) 259-6290

[COLOR] PROXY CARD

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED JULY 11, 2016

CSWI INDUSTRIALS, INC.

2016 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF NEWTYN PARTNERS, LP AND THE OTHER PARTICIPANTS NAMED IN ITS PROXY SOLICITATION (COLLECTIVELY, “NEWTYN”)

THE BOARD OF DIRECTORS OF CSWI INDUSTRIALS, INC.
IS NOT SOLICITING THIS PROXY

P            R            O            X            Y

The undersigned appoints Noah Levy and Eli Samaha, and each of them, attorneys and agents with full power of substitution to vote all shares of common stock of CSWI Industrials, Inc. (the “Company”) which the undersigned would be entitled to vote if personally present at the 2016 Annual Meeting of Stockholders of the Company scheduled to be held at Hilton Dallas Lincoln Centre, 5410 Lyndon B. Johnson Freeway on Monday, August 8, 2016 beginning at 10:00 a.m., local time (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof.  If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to Newtyn, a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1,  “AGAINST” PROPOSAL 2, FOR “1 YEAR” WITH RESPECT TO PROPOSAL 3, AND “FOR” PROPOSAL 4.

This Proxy will be valid until the completion of the Annual Meeting.  This Proxy will only be valid in connection with Newtyn’s solicitation of proxies for the Annual Meeting.

IMPORTANT:  PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[COLOR] PROXY CARD

[X] Please mark vote as in this example

NEWTYN RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL 1, AGAINST PROPOSAL 2, 1 YEAR WITH RESPECT TO PROPOSAL 3 AND FOR PROPOSAL 4.

1.	Newtyn’s proposal to elect Yevgeny Neginsky as a director of the Company.

		FOR THE NOMINEE	WITHHOLD AUTHORITY TO VOTE FOR THE NOMINEE	FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW
Nominees:	Yevgeny Neginsky	☐	☐	☐ ________________ ________________ ________________

2.	Company’s proposal to approve, by non-binding vote, executive compensation.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	Company’s proposal to recommend, by non-binding vote, the frequency of executive compensation votes.

☐ 1 YEAR	☐ 2 YEARS	☐ 3 YEARS	☐ ABSTAIN

4.	Company’s proposal for ratification of Grant Thornton LLP to serve as independent registered public accounting firm for the fiscal year ended March 31, 2017.

☐ FOR	☐ AGAINST	☐ ABSTAIN

DATED:  ____________________________

____________________________________
(Signature)

____________________________________
(Signature, if held jointly)

____________________________________
(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN.  EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING.  PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.